2024 TransDigm  Analyst Day June 26, 2024 1 Exhibit 99.1

Agenda

TRANSDIGM GROUP INC.

Time	Event	Presenter
8:30	Registration	
9:00	***Start***	
	Opening Remarks	Nick Howley
	TDG Overview	Kevin Stein
	Consistent Operating Model & Customer Value Overview	Mike Lisman
	Management Process & Value Creation	Joel Reiss
	Financial Review	Sarah Wynne
	Mergers & Acquisitions Process	Blake Kelleher
	Recent Acquisitions & Integration	Patrick Murphy
	M&A Wrap-up & Product Presentations Introduction	Kevin Stein
	Break	
	Operating Unit Presentations Breakout:	
	Recent Acquisitions - Calspan, Chelton, DART	Greg Campbell, Jason Abbott, Ryan Williamson
	Esterline Operating Units - Kirkhill, Korry, TA Aerospace	Kevin McHenry, Kevin Hanson, Joe Llanes
	New Business - Airborne Systems, Champion	Chris Blackburn, Jason Marlin
	Productivity Improvements - AeroControlex, AeroFluid, Hartwell	Chris Swartz, Mike Hargas, Ron Kato
	Lunch	
	Q&A	Panel
2:00	***End***	

2

Forward Looking Statements Statements in this presentation that are not historical facts, including statements under the heading “2024E,” are forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” or “continue” and other words and terms of similar meaning may identify forward‐looking statements. All forward‐looking statements involve risks and uncertainties that could cause TransDigm Group’s actual results to differ materially from those expressed or implied in any forward‐looking statements made by, or on behalf of, TransDigm Group. These risks and uncertainties include but are not limited to: the sensitivity of our business to the number of flight hours that our customers’ planes spend aloft and our customers’ profitability, both of which are affected by general economic conditions; supply chain constraints; increases in raw material costs, taxes and labor costs that cannot be recovered in product pricing; failure to complete or successfully integrate acquisitions; our indebtedness; current and future geopolitical or other worldwide events, including, without limitation, wars or conflicts and public health crises; cybersecurity threats; risks related to the transition or physical impacts of climate change and other natural disasters or meeting sustainability‐related voluntary goals or regulatory requirements; our reliance on certain customers; the United States (“U.S.”) defense budget and risks associated with being a government supplier including government audits and investigations; failure to maintain government or industry approvals; risks related to changes in laws and regulations, including increases in compliance costs; potential environmental liabilities; liabilities arising in connection with litigation; risks and costs associated with our international sales and operations; and other factors. Further information regarding the important factors that could cause actual results to differ materially from projected results can be found in TransDigm Group’s most recent Annual Report on Form 10‐K and other reports that TransDigm Group or its subsidiaries have filed with the Securities and Exchange Commission. Except as required by law, TransDigm Group undertakes no obligation to revise or update the forward‐looking statements contained in this presentation. 3

Special Notice Regarding Pro Forma  and Non‐GAAP Information This presentation sets forth certain pro forma financial information. This pro forma financial information gives effect to certain recently completed acquisitions. Such pro forma information is based on certain assumptions and adjustments and does not purport to present TransDigm's actual results of operations or financial condition had the transactions reflected in such pro forma financial information occurred at the beginning of the relevant period, in the case of income statement information, or at the end of such period, in the case of balance sheet information, nor is it necessarily indicative of the results of operations that may be achieved in the future. This presentation also sets forth certain non‐GAAP financial measures. A presentation of the most directly comparable GAAP measures and a reconciliation to such measures are set forth in the appendix. 4

Opening Remarks Nick Howley– Chairman of the Board

6 Opening Remarks

7 Consistent Value Compounder In its 18 years under public ownership, TransDigm has outperformed the S&P 500 by 26x and its  peer group by 12x Source: CapIQ 1. Return calculation assumes dividends are reinvested and accounts for share dilution 2. Peer Group consists of HEICO, Woodward, L3Harris, AAR Corp., and Triumph

8 Consistent Value Compounder TransDigm has returned nearly 3,300x its initial invested equity, reflecting a remarkably evenly  distributed 36% IRR1 for over three decades

Corporate  Control Local Autonomy Economy of Scale Mgmt Resources Value Generation Strategy Structure Execution Motivation Central Control Local  Autonomy Employees Owners CORPORATE OPERATING UNIT Organizational Philosophy ‐ Decentralized 9

Unique Compensation Concept – “Think/act like an owner” Low ` High Cash Compensation  100% Performance Vesting TDG Ownership Low ` High Equity Based Compensation  Very High Shareholder Alignment 10

11 Consistent Strategy & Value Creation “Private Equity‐ Like” Returns with  Liquidity of a  Public Market Decentralized Organization / Aligned  with Shareholders Disciplined Acquisition Strategy Efficient Capital Structure Proprietary Aerospace and Aftermarket Value Based Operating Strategy

TransDigm Overview Kevin Stein – President & CEO

Experienced Senior Management Team with Proven Track Record

TRANSDIGM GROUP INC.

EXECUTIVE	TITLE
Officers & Executives:	
Kevin Stein	President & CEO
Mike Lisman	Co-COO
Joel Reiss	Co-COO
Sarah Wynne	CFO
Alex Feil	Executive VP
Pete Palmer	Executive VP
Paula Wheeler	Executive VP
Patrick Murphy	Executive VP
Marko Enderlein	Executive VP
Kevin McHenry	Executive VP
Jessica Warren	General Counsel & CCO
Operating Unit Management Participating In Analyst Day:	
Chris Swartz	President, AeroControlex
Mike Hargas	President, AeroFluid Products
Chris Blackburn	President, Airborne Systems
Greg Campbell	President, Calspan Corporation
Jason Marlin	President, Champion Aerospace
Jason Abbott	President, Chelton
Ryan Williamson	President, DART Aerospace
Ron Kato	President, Hartwell
Kevin Hanson	President, Korry
Joe Llanes	President, TA Aerospace

- Proven Track Record
- Experienced with a Leveraged Capital Structure
- Deep Bench
- Shared Values and Operating Strategies
- Management is a Significant Owner

13

Superior Stock Performance 14(1) TransDigm returns are adjusted for special dividends paid of $187.00 in 10‐year period, $116.00 in 5‐year period and $35.00 in 1‐year period. All returns measured as of 5/31/24. (2) S&P adjusted for dividends estimated to be 1%. 27% 30% 79% 12% 15% 27% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 10 YR Return CAGR 5 YR Return CAGR 1 YR Return CAGR TDG S&P 500 (2)(1) Historical TDG Returns vs. S&P 500

“Private Equity‐Like Growth in Value with Liquidity of a Public Market” + 15% ‐ 20% / year on average Our Objective 15

Unique & Consistent Business Strategy Private & Public  Proprietary Aerospace Products with Significant Aftermarket  3‐Part Value‐Based Operating Strategy  Decentralized, Organization/ Aligned with Shareholders   Focused Discipline Acquisition Strategy  “Private Equity‐Like” Capital Structure & Culture TransDigm’s Consistent Goal – “Private Equity‐Like” Returns to Shareholders  16

Company Overview

TRANSDIGM GROUP INC.

Business Snapshot

($ in millions)

	FY2022	FY2023	FY2024 Guidance Mid-Point [(2)]	% Change FY24 Guidance Mid-Point v. FY22
Revenue	$ 5,429	$ 6,585	$ 7,740	+ 43%
EBITDA as Defined [(1)]	$ 2,646	$ 3,395	$ 4,045	+ 53%
EBITDA as Defined margin	48.7%	51.6%	52.3%	
FYE Share Price	$525	$843	$1,354 [(4)]	+ 158%

Enterprise Value [(3)] ≈ $92 Billion

(1) EBITDA as Defined is a non-GAAP financial measure. For a historical reconciliation of EBITDA as Defined to Net Income, please see the appendix.
(2) Revenue and EBITDA As Defined information under FY24 Guidance Mid-Point reflect the mid-point of the guidance range for the fiscal year ending 9/30/24 that was issued on 5/7/24. TransDigm only updates guidance quarterly and this presentation does not confirm or update guidance now.
(3) Enterprise value calculated as of 6/17/24 equals equity value (shares outstanding as of 3/30/24 multiplied by the TDG closing stock price on 6/17/24) plus pro forma total net debt (total debt less cash).
(4) TDG closing stock price on 6/17/24 plus $35 dividends paid in fiscal 2024.

17

$0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 19 93 19 98 20 03 20 08 20 13 20 18 20 23 20 24 E $7,740 Consistent Record of Growth and Margin Expansion ($ in millions) ($ in millions) EBITDA As Defined Margin % (1) 19.2% 39.6% 42.3% 46.6% 46.8% 49.3% 51.6% 52.3% (1) EBITDA as Defined is a non‐GAAP financial measure. For a historical reconciliation of EBITDA as Defined to Net Income, please see the appendix. (2) Revenue and EBITDA As Defined information for FY24 reflects the mid‐point of the guidance range for the fiscal year ending 9/30/24 that was issued on 5/7/24.  The Company only updates guidance quarterly and this presentation does not confirm or update  guidance now. (2) (2) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 19 93 19 98 20 03 20 08 20 13 20 18 20 23 20 24 E $4,045 18 Revenues EBITDA As Defined Margin (1)

Recurring Stream of Profitable Aftermarket Revenue 5 10 15 20 25 30 35 40 45 50 55 60 65 70 Profitability % Airframe Program Life Cycle (Years) Aftermarket OE Production 19

Strong Focus on High‐Margin Aftermarket 20 Commercial  Aftermarket 35% Commercial OEM 27% Defense 38% Aftermarket OEM Aftermarket: 56% OEM: 44% (1) Pro forma revenue is for the fiscal year ended 9/30/2023. Includes full year impact of the Calspan Corporation acquisition completed May 2023. Excludes impact of any fiscal year 2024 acquisitions. Please see the Special Notice Regarding Pro Forma and Non‐ GAAP Information.  (2) EBITDA As Defined is the primary measurement used by management to review and assess the operating performance of each segment.  EBITDA As Defined (2)FY 2023 Pro Forma Revenues (1)

Significant Proprietary Revenue Base

TRANSDIGM GROUP INC.

Proprietary Revenue



Non-proprietary
~10%
Proprietary
~90%

Results in strong market positions and a stable, recurring revenue stream

Note: Based on management estimates of pro forma TransDigm sales for FY2023. Please see the Special Notice Regarding Pro Forma and Non-GAAP Information.

21

Proven Record of Acquisition and Integration

TRANSDIGM GROUP INC.

Privately Held ← → **NYSE**

1993 – 2006
- Adel
- Aeroproducts
- Wiggins
- Controlex
- Marathon
- Adams Rite Aerospace
- Christie
- Champion
- Honeywell Lube Pump
- Fuelcom
- Norco
- Avionic Instruments
- Skurka
- Fluid Regulators
- Eaton Motors

2006 – 2010
- Sweeney
- Electra-Motion
- CDA InterCorp.
- Avtech
- ADS/Transicoil
- Bruce
- CEF
- Unison/GE
- APC/GE
- Acme
- Woodward HRT
- Dukes
- Semco
- Hartwell
- Electromech
- Tyee
- TAC (7)
- Linread (1)
- Valley-Todeco (1)
- AQS (1)

(Semco through AQS: McKechnie)

2011 – 2014
- Talley Actuation
- Schneller
- Harco
- AmSafe Passenger Restraints
- AmSafe Commercial Products
- AmSafe Cargo Restraints & Specialty Devises
- Aero-Instruments
- Beams
- Aerosonic
- Arkwin
- Whippany Actuation
- Airborne Systems – North America
- Airborne Systems – Europe
- Elektro-Metall Export

(AmSafe Passenger Restraints through AmSafe Cargo Restraints & Specialty Devises: AmSafe)

2015 – 2018
- Telair International
- AAR Cargo Systems
- Nordisk Aviation
- Franke Aquarotter
- Pexco
- PneuDraulics
- Breeze-Eastern
- DDC
- Young & Franklin (Tactair)
- Schroth (2)
- North Hills
- Cablecraft Aerospace
- Preece
- Kirkhill
- Extant
- Skandia

(Telair International through Nordisk Aviation: Telair)

2019 – 2020
- Advanced Input Systems(3)
- Armtec
- Auxitrol Weston
- Avista (5)
- CMC Electronics
- Darchem
- Gamesman(3)
- Hytek
- Korry
- Leach International
- Leach NA
- LRE Medical(3)
- Mason
- NMC
- Palomar
- Racal(6)
- Scioteq (7)
- Souriau Sunbank(4)
- TA Aerospace
- Treality SVS (7)

(Advanced Input Systems through Treality SVS: Esterline)

2021 – 2024
- Chelton Ltd.
- Canyon AeroConnect
- DART Aerospace
- Calspan Corporation
- GKN – FPT Industries
- SEI Industries
- CPI – Electron Device Business

(Chelton Ltd. and Canyon AeroConnect: Cobham Aero Connectivity)

TransDigm has acquired 92 businesses since 1993, including 77 since its IPO.

(1) Divested in Q2 and Q3 of FY2011
(2) Divested in Q2 FY2018
(3) Divested in Q4 FY 2019
(4) Divested in Q1 FY 2020
(5) Divested in Q1 FY2021
(6) Divested in Q2 FY2021
(7) Divested in Q3 FY2021

22

TransDigm Deleverage Profile Net Debt / Pro Forma EBITDA as Defined Note: EBITDA as Defined is a non‐GAAP financial measure. For a reconciliation of EBITDA as Defined to Net Income, please see the appendix.   2.0x  2.5x  3.0x  3.5x  4.0x  4.5x  5.0x  5.5x  6.0x  6.5x  7.0x Special Dividend Warburg Pincus Recap IPO Recap & Dividend McKechnie Acquisition AmSafe Acquisition Special Dividend Special Dividend Refi & Dividend Telair, Franke and Pexco DDC Acquisition & GCP Special dividend Special dividend Refinancing Esterline Acquisition Special Dividend COVID-19 Downturn Special Dividend 23

24 Consistent Strategy & Value Creation “Private Equity‐ Like” Returns with  Liquidity of a  Public Market Decentralized Organization / Aligned  with Shareholders Disciplined Acquisition Strategy Efficient Capital Structure Proprietary Aerospace and Aftermarket Value Based Operating Strategy

Our Markets & Customer Value  Overview Mike Lisman – Co‐COO

TDG Organization 26 Kevin Stein President & CEO Mike Lisman Co-COO Joel Reiss Co-COO Jes Warren General Counsel Sarah Wynne CFO Scalable Organization Structure EVP 6-7 Op Units EVP 6-7 Op Units EVP 6-7 Op Units EVP 6-7 Op Units EVP 6-7 Op Units EVP 6-7 Op Units EVP 6-7 Op Units

Diverse Products, Platforms and Markets  27

TransDigm – Expanding Global Footprint 28 50 Operating Units; ≈110 Manufacturing Locations

Steady Growth in Passenger Traffic and Installed Base  Drives Stable Aftermarket Sales 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 Worldwide Installed Base Growth Worldwide Installed Base Growth 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Worldwide RPK Growth  Worldwide RPK Growth Source:  IATA, Aerodynamic Advisory, CAPA, ICAO 29 2023 – 2029E CAGR +6.5% 2023 – 2029E CAGR +3% Worldwide Inst lled Base Worldwide RPK’s

Commercial OEM Market Environment 30 Commercial Transport (Boeing & Airbus) Source:  Analysts/ Management Estimates Commercial Transport – Total Deliveries 50+ Year History 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 13 14 15 16 17 18 19 20 21 22 23E 24E 25E 26E 27E 28E 29E Commercial Transport Deliveries 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 19 65 19 67 19 69 19 71 19 73 19 75 19 77 19 79 19 81 19 83 19 85 19 87 19 89 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 20 23 E 4 years 7 years 5 years 7 years 20 24 E 15 years  ` Note:  Boeing, Airbus, and regional aircraft manufacturer deliveries. Note:  Boeing, Airbus deliveries `

Fleet Age Remains Elevated Source:  Aerodynamic Advisory 31 Age of Commercial Aircraft Fleet Over Time 10.0 10.5 11.0 11.5 12.0 12.5 13.0 13.5 14.0 14.5 15.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Average Aircraft Age (in years) (1) Includes Passenger & Cargo Active Fleet (Narrowbody Jets, Regional Jets, Turboprops & Widebody Jets)  14.2 yrs

Defense Market Environment 32 $500 $550 $600 $650 $700 $750 $800 $850 $900 $950 $1,000 2023 2024E 2025E 2026E 2027E 2028E U.S. Defense Base Budget ($Bn) CAGR + LSD% Source:  U.S. DOD Defense Budgets (excludes supplementals), Aerodynamic Advisory, Aviation Week $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 $2,300 2023 2024E 2025E 2026E 2027E 2028E International Defense Spending ($Bn) CAGR + MSD%

‐50.0% ‐40.0% ‐30.0% ‐20.0% ‐10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Global Long‐Term Avg Annual Growth (RPKs) Installed Base Avg Annual Long‐Term Growth TransDigm Growth Rolling 4 Qtr Peer Group Growth Rolling 4 Qtr Commercial Aftermarket Trends 5 Year Average TDG  11.9% Peer Group 9.0% Commercial Aftermarket Growth 33 Sources: Peer Group: component parts growth rate from Canaccord and respective company filings (average of Crane CAM, Heico FSG, Honeywell CAM, Meggitt CAM prior to Parker Hannifin acquisition, ROC CAM prior to UTX acquisition and Raytheon Technologies CAM  (formerly UTC);  RPK growth and installed base as reported by Airline Monitor

47% Others 53% TDG  Addressed  $57B 14% Fuel 32% Labor &  Benefits 23% Other 31% Global  Maintenance  $122B TransDigm’s Addressed Market for Commercial Aftermarket Global Airline Operating Expenses 2023 Total = $855B Source: IATA / AeroDynamic Advisory Analysis / TDG Global Maintenance Spend  2023 Total = $122B TDG Addressed Market 2023 Total = $57B 3% Others 97% TDG Air Transport  Aftermarket ≈ $1.7B TransDigm’s Addressed Market for Air Transport Aftermarket is $57B  of Which We Hold a ≈ 3% Market Share 34Addressed market refers to the material market where TDG currently has content on by aircraft model and part type

TransDigm's Diverse Commercial Aftermarket Revenue Base

Total FY 2023 Commercial Aftermarket Worldwide Revenue by Annual Sales $ Per Part



> $3 million Sales per year ≈ 15% to 20%
< $3 million Sales per year ≈ 80% to 85%

Top 20 Airlines

United Airlines
Delta Airlines
American Airlines
IAG
Air France-KLM
Emirates
Lufthansa
China Southern Airlines
Southwest Airlines
Air China
Qatar Airways
Turkish Airlines
China Eastern Airlines
Ryanair
Singapore Airlines
Air Canada
Aeroflot
IndiGo
LATAM Airlines
easyJet

≈ 50% Worldwide RPKs (1)

High SKU Count being Sold Across a Diverse Customer Base

(1) Source: AeroDynamic Advisory Analysis

35

Strong Positions on Diverse and Growing Platforms Note: Based on Management estimates of total revenue for 2023. Top 5 Commercial Platforms ≈ 20% Sales B737 A320 B777 B757/767        A350 Top 5 Defense Platforms ≈ 8% Sales Blackhawk         C130 F35 F16 A400M TOP  PLATFORMS 36

No Significant PMA Threat – At or Below Market Exposure Levels  PMA Market Penetration 3rd Party PMA ≈ 1½% to 2½% 3rd Party PMA Less than 2% Total INDUSTRY Commercial  Aftermarket $ 37 Source: AeroDynamic Advisory Analysis / TDG Management Analysis Total TDG Commercial  Aftermarket $

Surplus Parts            Minimal TDG Impact  7 to 10% Surplus Below 4% Surplus Surplus Sales Market Penetration TDG Below Market %Industry  No Significant Surplus Market Threat – Though Continue to Monitor  TDG Parts Tend to be Consumables, Below $10K Average Sale Price and Away from the Engine – These are Not Typical Surplus Parts Targets 38Source: AeroDynamic Advisory Analysis / TDG Management Analysis

Proven Operating Strategy Profitable New  Business Productivity and  Cost Improvements Value Based Pricing 3 Value Drivers 39

TDG Operating System: A Detailed Process Investment  Highly Engineered Products Require Resourcing  ≈ 8‐10% of Total Cost Spent on Engineering Organization  Decentralized Execution  Business Unit Team Concept   Succession Planning Execution  Relentless Drive to Create Value  Strong Track Record 40

Customer Value Proposition 41 Highest Value to Customers Provide Reliable, Well Engineered Products &  Deliver Them On‐Time 41

Major New Business Content:
Commercial Aircraft "New Designs"

TRANSDIGM GROUP INC.

Strong "New Design" $ / Shipset Growth Over Prior Platforms – "Same Store Basis"

B787


+ Over 35%
Prior Platforms
B787

Representative Products:
- Composite Components
- Clamps & Fasteners
- Audio System/Software
- CPA/Module for Utility Control Systems
- Interior Thermo Plastics
- Nacelle & Other Latches
- Numerous Others

A350


+ Over 45%
Prior Platforms
A350

Representative Products:
- Onboard Cargo System
- Cockpit Security System
- Cabin/APU Electrical System Interconnect
- Decorative Laminates
- Engine sensors & GSP Indicators
- Numerous Others

777X


+ Over 5%
Prior Platforms
777X

Representative Products:
- Composite Components
- Communication Boards/Software
- Fuselage Latches
- Flight Control Actuators
- Numerous Others

42

Major New Business Content: Single Aisle Commercial Aircraft

TRANSDIGM GROUP INC.

$ / Shipset Growth Over Prior Platforms – "Same Store Basis"

A220, A320neo & B737Max



+ ≈ 30% (1)
Prior Platforms
A220, A320neo & B737Max

- **Continued Growth in Content on Single Aisle Commercial Aircraft**
- **Strong Position & Content Wins on the A220 platform (robust double-digit growth)**
- **For Non "New Designs" (B737Max, A320neo): "Modest Design Change" = "Modest Content Change"**



Representative Products:

- Airframe Seals
- Power Distribution Contactors & Relays
- Air System Valving
- Nacelle/Fuselage & Other Latches
- Decorative Laminates
- Flight Control Valving
- Cargo Loading System
- Fire Seals & Engine Duct Seals
- Audio Control Panel
- Interior Thermo Plastics
- Fuel Line Connectors
- Numerous Others

(1) Represents the Average of the $ / Shipset Growth for the A220, A320neo & B737Max.

43

New Defense Platforms – New Designs – "Same Store Basis"

TRANSDIGM GROUP INC.

$ / Shipset Growth Over Prior Platforms – "Same Store Basis"

JSF



+ Over 20 %
Prior Platforms
JSF

Representative Products:

- Airframe Seals
- Hydraulic Actuators/Valves
- Engine Clamps
- Grommets & Line Supports
- Data Management Processing Boards/Software
- Electric Motors
- Elastomers
- Numerous Others

A400M



+ ≈ 2X
Prior Platforms
A400M

Representative Products:

- Cargo Loading System
- Composite Components
- Winch/Retrieval System
- Power Distribution Contactors & Relays
- Main Barrier Nets
- Engine Sensors
- Control Panels & Displays
- Numerous Others

KC46 (767)



+ ≈ 2X
Prior Platforms
KC46 (767)

Representative Products:

- Refueling Connectors
- Main Deck Barrier Nets
- Nacelle & Other Latches
- Power Distribution Contactors & Relays
- Ram Air Actuator
- Numerous Others

44

 Consistent Value Creation Strategy  Product Line Detail Focus  Active Talent Growth  Disciplined Acquisition Integration Performance Stability Consistent Value  Creati  Strategy Business Unit Detail  Focus Active Talent Growth Disciplined  Acquisition  Integration Solid Value Growth Process 45

Management Process &  Value Creation Joel Reiss – Co‐COO

47 Kevin Stein President & CEO Mike Lisman Co-COO Joel Reiss Co-COO Jes Warren General Counsel Sarah Wynne CFO Scalable Organization Structure EVP 6-7 Op Units EVP 6-7 Op Units EVP 6-7 Op Units EVP 6-7 Op Units EVP 6-7 Op Units EVP 6-7 Op Units EVP 6-7 Op Units TDG Organization

Value Creation Driver & Culture Carrier Op Unit Business Guidance   President “Coaching”   Value Driver Emphasis  Quarterly Reviews Talent Development  President and Staff  Weed & Feed Acquisition Value Creation  Assist Due Diligence  Guide Integration Process  Assess & Revise Management EVP Op Unit 1 Op Unit 2 Op Unit 3 New  President Last Year  Acquisition Recent  Acquisition  48 Executive Vice President (EVP) Role

Structure Small Operating Units Focus on Products and  Customers Few Management Layers Business Unit Discipline Execution Significant Local Autonomy Local Decisions Front Line Value Generation Motivation Think and Act Like Owner Create Value Lower Cash Compensation &  Higher Equity Value Pricing Productivity New Business VALUE CREATION 49 Organizational Philosophy

President VP of     Sales Business Unit  Manager Business Unit  Manager Business Unit  Manager VP of  Operations VP of  Engineering VP of   Finance Business Unit  Team Business Unit  Team Business Unit  Team Business Unit Value Focus 50 Operating Unit Organization

50 Operating Units 115+ Business Units ≈ 16,000 Employees 51 Autonomous Operating Units Electron Device Business

Profitable New  Business Productivity and  Cost Improvements Value Based Pricing 3 Value Drivers Proven Operating Strategy 52

 Grouping of Related Products  Co‐located, Cross Functional Team  Business Unit Manager Drives Performance Business Unit Teams  Profitable New Business  Productivity and Cost Improvements  Value‐based Pricing Value Driver Focus  Standardized Business Metrics Across Operating Units   Quarterly Reviews and Mid‐Year Reviews  Ownership of Results Accountability 53 Business Unit Value Creation

Drives Organic Growth  Focus on Profitable  New Business Customer‐Driven Business  Opportunities Highly Engineered & Innovative Responsive Development 54 New Business

Profitable New  Business New Part with   Existing Customer Existing Part with                   New Customer  New Part with   New Customer  Strong Operational Performance  Engineer to Engineer Selling  Customer Sponsorship  Solve Customer Technical Issues  Customer Relationships  Highly Engineered  New Technology/Processes  Rapid Prototype Development Innovation  Dedicated Business Unit Teams  Concurrent Engineering  Phase Gate Process Product Development 55 New Business – How we do it

2024 2025 2026 2027 2028 2029 Annual Data Production Sales NRE $507 $765 $968 $1,318 $1,536 Production COS ($475) ($448) ($656) ($815) ($1,065) ($1,166) Product Margin $59 $109 $153 $253 $370 Margin % 12% 14% 16% 19% 24% SG&A % ‐12% ‐12% ‐12% ‐12% ‐12% EBITDA Margin 0% 2% 4% 7% 12% Spares Sales $116 $263 $837 $1,362 $2,660 Spares COS ($56) ($121) ($360) ($545) ($1,011) Spares Margin $60 $142 $477 $817 $1,649 Spare Margin % 52% 54% 57% 60% 62% SG&A % ‐12% ‐12% ‐12% ‐12% ‐12% EBITDA Margin 40% 42% 45% 48% 50% Total Sales $623 $1,028 $1,805 $2,680 $4,196 Total COS ($504) ($777) ($1,175) ($1,610) ($2,177) Product Margin $119 $251 $630 $1,070 $2,019 Margin % 19% 24% 35% 40% 48% SG&A % ‐12% ‐12% ‐12% ‐12% ‐12% EBITDA Margin 7% 12% 23% 28% 36% Net Cash flow ($475) $45 $128 $413 $749 $1,516 Cum Cash flow ($475) ($430) ($303) $111 $859 $2,375 Return on Investment 6 yrs 56%  Data Driven  Realistic OEM Production Rates  Historical NRE Investment Estimates  Actual‐cost Production Cost Estimates  Combined OEM & Aftermarket View  IRR & Cumulative Cash Flow Analysis  No “Must‐Win” Programs Focus on Profitable New Business New Business Model Excerpt Analytical Approach EXAMPLE ONLY 56 New Business Modeling

Annual Productivity Improvements   to Offset Inflation Across Total Cost Base 57 Productivity

 Monthly Tracking Actual vs. Plan  Assigned Owners and Due Dates   Offset Unexpected Cost Challenges  Not Just for Operations  Trust but Validate Note: For Illustration Only 58SAMPLE Productivity – Detailed Cost Reduction Planning

Productivity - Sales per Employee

TRANSDIGM GROUP INC.


Improving Trend on Constant Dollar Basis
Sales Per Employee
Average # of Employees
1
2
3
Year

Note: For Illustration Only

- "Real" Productivity Savings
- Productivity focused Capital Expenditures
- Automation Projects
- Cross-Functional Training
- Cost Savings is not just for Operations





59

60 Processes • Revision Controlled  Documentation • Cross‐Training Culture • Open & Honest  Communication • VIP Programs • Engaged  Management Metrics • Customer Quality &  Delivery Ratings • Warranty Returns • Scrap & First Pass  Yield • Supplier Quality Verification • Internal Audits • Third Party Audits  (AS9100) • FAA Audits • Customer Audits Operational Excellence ‐ Quality

Pe rc en t I nc re as e YTD Business Unit “A” Pricing Results Note: For Illustration Only 61 Operational Excellence and Value Pricing

Business Unit – Income Statement

TRANSDIGM GROUP INC.

Prior Year Actual	% to Sls		Q2 Actual	% to Sls	YTD Actual	% to Sls	YTD Plan	% to Sls
36,814	**100.0%**	**Sales**	**9,819**	**100%**	**26,216**	100%	**25,974**	**100%**
		Product Costs:						
8,870	24.1%	Material	2,326	23.7%	6,229	23.8%	6,284	24.2%
2,812	7.6%	Direct Labor	730	7.4%	1,984	7.6%	1,924	7.4%
7,000	19.0%	Overhead	1,801	18.3%	4,865	18.6%	4,932	19.0%
947	2.6%	*Depreciation*	215	2.2%	623	2.4%	628	2.4%
-	0.0%	*Other*	-	0.0%	-	0.0%	-	0.0%
19,629	**53.3%**	**Total Product Costs**	**5,072**	**51.7%**	**13,701**	**52.3%**	**13,768**	**53.0%**
17,185	**46.7%**	**Gross Profit**	**4,746**	**48.3%**	**12,515**	**47.7%**	**12,206**	**47.0%**
		G&A Costs:						
61	0.2%	Engineering	16	0.2%	46	0.2%	40	0.2%
681	1.9%	Sales	188	1.9%	549	2.1%	562	2.2%
1,249	3.4%	Admin	273	2.8%	637	2.4%	641	2.5%
(41)	-0.1%	*Other*	-	0.0%	-	0.0%	-	0.0%
64	0.2%	*Depreciation*	17	0.2%	50	0.2%	20	0.1%
2,015	**5.5%**	**Total G&A Costs**	**494**	**5.0%**	**1,282**	**4.9%**	**1,263**	**4.9%**
16,181	**44.0%**	**Product Line EBITDA**	**4,485**	**45.7%**	**11,906**	**45.4%**	**11,591**	**44.6%**

SAMPLE

62

Consistent              Value Generation Value Creation Focus Clear Metrics Detailed Accountability 63 Business Unit Structure – Creating Value

Organic Growth &  Management Turnover Talent Demand Growth Requires Talent Acquisitions &  Management Transitions 64 Growing Value Requires Growing Talent

Income  Statement Balance  Sheet Financial Competency Value Pricing New Business  Modeling Productivity Management Value Creation Risk Management IP Protection Aftermarket Access Contracting Business Unit Reviews Site Visits & Operational Reviews 65 Talent Development

OR Key Positions President VP of Sales VP of Operations Business Unit Manager Manufacturing Manager New Acquisition President Dir of S&M Dir of Eng Dir of Mfg. Controller Prod Line Mgr Mfg MgrEng Lead HR, QC Other Existing Unit President Dir of S&M Dir of Eng Dir of Mfg. Controller Prod Line Mgr Mfg MgrEng Lead HR, QC Other President VP of Sales VP of Eng VP of Ops VP of Finance Biz Unit Mgr Mfg MgrEng Lead HR, QC Other  Development Plans  Mentoring  Stretch Assignments  Job Rotations 66 Succession, Development and Promotion

 Executive Development Program  Customized Curriculum   Team Based Action Learning Projects  Individual Development Plan  Formal Mentoring Program  2 EVP Sponsors  4 Cohorts, Over 100 Participants  50% Promotion Rate  Business Unit Manager Development Program  Case Studies  Highly Participatory  COO Sponsors  30 Participants February 2024 Business Unit Manager  (BUM) Bootcamp 67 TransDigm Leadership Development Programs

 Recruit smart & energetic future  leaders  Two‐year rotational program for MBA  graduates  Three 8‐month rotations at different  operating sites  Gain experience in Operations, Sales,  Product Development and Supply Chain  39 participants over 6 years 68 Management Development Program (MDP)

Leadership Promotions  2019‐2023 Internal 64% External 36% Internal Promotions  Culture‐Carriers  Smart  Energetic  Proven‐Track Record of Creating Value  Demonstrated Leadership 69 Talent Development ‐ Promotions

 Consistent Value Creation Strategy  Business Unit Detail Focus  Active Talent Development Solid Value Growth Process 70 Performance Stability

Financial Overview Sarah Wynne – CFO

TransDigm Continues to Grow and Generate Significant Cash  Enterprise ValueAdjusted Earnings Per ShareEBITDA AS DefinedRevenue $5,223   $5,103   $4,798   $5,429   $6,585   $7,740   2019 2020 2021 2022 2023 2024E ($ in millions) $2,419   $2,278   $2,189   $2,646   $3,395   $4,045   46.3% 44.6% 45.6% 48.7% 51.6% 52.3%  $1,000  $1,500  $2,000  $2,500  $3,000  $3,500  $4,000  $4,500 2019 2020 2021 2022 2023 2024E ($ in millions) $43   $41   $50   $45   $63   $92   2019 2020 2021 2022 2023 2024 ($ in billions) $18.27  $14.47  $12.13  $17.14  $25.84  $32.42  2019 2020 2021 2022 2023 2024E EBITDA % margin Note:   EBITDA as Defined is a non‐GAAP financial measure. See the appendix for a historical reconciliation of Income from Continuing Operations to EBITDA as Defined. (1) Revenue, EBITDA As Defined and Adjusted Earnings Per Share information under 2024E reflects the mid‐point of the guidance range for the fiscal year ending 9/30/24 that was issued on 5/07/24.  TransDigm only updates guidance quarterly and this  presentation does not confirm or update guidance for Analyst Day. (2)  2024 Enterprise value calculated as of 6/17/24 equals equity value (shares outstanding as of 3/30/24 multiplied by the TDG closing stock price on 6/17/24) plus pro forma total net debt (total debt less cash). (2)(1) Historical Financial Highlights 72 (1) (1)

TransDigm – How was the Past 5 Years?  $1,500  $1,700  $1,900  $2,100  $2,300  $2,500  $2,700  $2,900  $3,100  $3,300  $3,500 1 2 3 4 5 6 49.3% (1) Last 5 Year  EBITDA Growth Welcome ESL! 2018 2019 2020 2021 2022 2023 73 51.6% (1) (1) EBITDA as Defined is a non‐GAAP financial measure. See the appendix for a historical reconciliation of Income from Continuing Operations to EBITDA as Defined.

Significant Free Cash Flow 74 Note:  Free Cash Flow before Working Capital is a non‐GAAP financial measure. Please see appendix for a reconciliation of Free Cash Flow before Working Capital. 51% 55% 51% 45% 45% 47% 54% 54% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2017 2018 2019 2020 2021 2022 2023 2024 LTM 3/30/24 Free Cash Flow Cash Interest Cash Taxes Cap Ex Free Cash Flow Before Working Capital Exceeds 50% of EBITDA As Defined

"Private Equity-Like Capital Structure"

TRANSDIGM GROUP INC.

Strong Free Cash Flow Allows TransDigm to be Highly Levered



8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
FY'18
FY'19
FY'20
Q1
Q2
Q3
FY'21
Q1
Q2
Q3
FY'22
Q1
Q2
Q3
FY'23
Q1
Q2
Range

Note: Fiscal year ending 30-Sep. Net leverage defined as Net Debt / EBITDA As Defined. EBITDA As Defined is a non-GAAP financial measure. Please see the appendix for a reconciliation from Income from Continuing Operations to EBITDA As Defined.

75

Fiscal 2024 Financing Activity November 2023  Raised ≈ $2B of newly issued debt primarily for CPI Electron Device Business Acquisition February 2024  Completed refinancing of $4.4B Senior Secured Notes  Increased and extended Revolver, Increased capacity by $100M to $910M March 2024  Completed ‘Amend & Extend’ of $1.7B Term Loan H  Completed repricing of $4.5B Term Loan I  Completed $550M Senior Secured Note tack‐on and refinancing June 2024  Completed repricing of $1B Term Loan J  Completed ‘Amend & Extend’ of $2.6B of Term Loan I  Entered into additional hedges to align with the new term loans & extended maturities  on existing debt 76

$0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2024 2025 2026 2027 2028 2029 2030 2031 2032 Secured Term Loans Secured Notes Sr Sub Notes Calendar Year Weighted Average  Interest Rate  Pre‐Financing 6.3% Debt Maturity Profile and Interest Rates 77 $1,496 Weighted Average  Interest Rate  Post‐Financing 6.0% Fixed Debt 75% FY27 Post‐Financing Current Debt Maturity Profile $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2024 2025 2026 2027 2028 2029 2030 2031 2032 Secured Term Loans Secured Notes Sr Sub Notes Calendar Year Prior Debt Maturity Profile

Pro Forma Capitalization Structure

TRANSDIGM GROUP INC.

Pro forma capitalization ($ in millions)	Actual 3/30/24	Adj.	Pro Forma (1) 3/30/24		Rate	Maturity
Cash	$4,288	–	$4,288			
Restricted Cash	$550	(550)	–			
Total Cash	$4,838		$4,288			
$910mm revolver	–		–		S + 2.250%	Feb-29
$450mm AR securitization facility	450		450		S + 1.600%	Jul-24
First lien term loan I due 2028	4,525	(2,644)	1,881		S + 2.750%	Aug-28
First lien term loan J due 2031	997	(997)	–		S + 3.250%	Feb-31
Repriced First lien term loan J due 2031	–	3,641	3,641		S + 2.500%	Feb-31
First lien term loan K due 2030	1,708		1,708		S + 2.750%	Mar-30
Senior secured notes due 2028	2,100		2,100		6.750%	Aug-28
Senior secured notes due 2029	2,750		2,750		6.375%	Mar-29
Senior secured notes due 2030	1,450		1,450		6.875%	Dec-30
Senior secured notes due 2031	1,000		1,000		7.125%	Dec-31
New senior secured notes due 2032	2,200		2,200		6.625%	Mar-32
Total secured debt	**$17,180**		**$17,180**	**4.5x**		
Total net secured debt	**$12,892**		**$12,892**	**3.4x**		
Senior subordinated notes due 2027	550	(550)	–		7.500%	Mar-27
Senior subordinated notes due 2027	2,650		2,650		5.500%	Nov-27
Senior subordinated notes due 2029	1,200		1,200		4.625%	Jan-29
Senior subordinated notes due 2029	750		750		4.875%	May-29
Capital Lease Obligations (Gross)	259		259			
Total debt	**$22,589**		**$22,039**	**5.8x**		
Total net debt	**$18,301**		**$17,751**	**4.6x**		

Includes ~$1.5B paid out in Q3 FY24 for acquisitions

(1) Pro forma cash, total debt and net debt reflect the April 2024 redemption of the $550M 7.50% senior subordinated notes due 2027. Actual cash includes the $550M classified as restricted cash on the Company's consolidated balance sheet as of March 30, 2024. Also includes the term loan refinancing that was completed on June 4, 2024.

Note: EBITDA as Defined is a non-GAAP financial measure. See the appendix for a historical reconciliation of Income from Continuing Operations to EBITDA and EBITDA as Defined.

78

Shareholder Return 79 Operational Performance Financial Leverage

Superior Results 80(1) TransDigm returns are adjusted for special dividends paid of $187.00 in 10‐year period, $116.00 in 5‐year period and $35.00 in 1‐year period. All returns measured as of 5/31/24. (2) S&P adjusted for dividends estimated to be 1%. 27% 30% 79% 12% 15% 27% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 10 YR Return CAGR 5 YR Return CAGR 1 YR Return CAGR TDG S&P 500 (2)(1) Historical TDG Returns vs. S&P 500 “Private Equity‐ Like” Returns with  Liquidity of a  Public Market

Mergers & Acquisitions Blake Kelleher – VP Mergers & Acquisitions

Focused Acquisition Strategy 82  Aerospace Products  Proprietary Engineered Products  Significant Aftermarket Content

Acquisition History

TRANSDIGM GROUP INC.

Fiscal Year	$ Invested
FY '14	$298M
FY '15	$1,621M
FY '16	$1,435M
FY '17	$105M
FY '18	$659M
FY '19	$4,133M
FY '20	$0
FY '21	$965M
FY '22	$448M
FY '23	$749M
FY '24*	$1,684M
Annual Average = ≈$1.1B / Year (≈$800M excl-ESL)	

- CPI – Electron Device Business
- SEI Industries
- GKN – FPT Industries
- Small product lines

* As of June 26, 2024

83

M&A Organizational Structure 84 Kevin Stein  President & CEO Blake Kelleher  VP – M&A  Director  M&A  (Senior) Director M&A  (Junior) Director M&A (Commercial) Brokers  Strong and Stable Team  Rotational Director Roles  Utilize Brokers to Assist in US  & Europe

Lead Generation is a Systematic Approach Conferences / Shows Networking Visit, Visit,  Visit! Privately Held /  Family‐Owned Private Equity Ownership 85 Strategic Owners

Active Acquisition Process  86 Current Multiple(s): 14 – 16x EBITDA Post Acquisition: 50%+ Multiple Reduction Typical Results

Acquisition Sourcing – Since IPO 87 31% 40% 29% Number of Acquisitions Note: Statistics include businesses acquired but later divested. 36% 15% 49% Strategic Privately Held Private Equity Acquired EBITDA at Time of Acquisition ~65% is Esterline  Acquisition

Proven Record of Acquisition and Integration

TRANSDIGM GROUP INC.

Privately Held ← → **NYSE**

1993 – 2006

- Adel
- Aeroproducts
- Wiggins
- Controlex
- Marathon
- Adams Rite Aerospace
- Christie
- Champion
- Honeywell Lube Pump
- Fuelcom
- Norco
- Avionic Instruments
- Skurka
- Fluid Regulators
- Eaton Motors

2006 – 2010

- Sweeney
- Electra-Motion
- CDA InterCorp.
- Avtech
- ADS/Transicoil
- Bruce
- CEF
- Unison/GE
- APC/GE
- Acme
- Woodward HRT
- Dukes
- McKechnie:
  - Semco
  - Hartwell
  - Electromech
  - Tyee
  - TAC (7)
  - Linread (1)
  - Valley-Todeco (1)
  - AQS (1)

2011 – 2014

- Talley Actuation
- Schneller
- Harco
- AmSafe:
  - AmSafe Passenger Restraints
  - AmSafe Commercial Products
  - AmSafe Cargo Restraints & Specialty Devises
- Aero-Instruments
- Beams
- Aerosonic
- Arkwin
- Whippany Actuation
- Airborne Systems – North America
- Airborne Systems – Europe
- Elektro-Metall Export

2015 – 2018

- Telair:
  - Telair International
  - AAR Cargo Systems
  - Nordisk Aviation
- Franke Aquarotter
- Pexco
- PneuDraulics
- Breeze-Eastern
- DDC
- Young & Franklin (Tactair)
- Schroth (2)
- North Hills
- Cablecraft Aerospace
- Preece
- Kirkhill
- Extant
- Skandia

2019 – 2020

- Esterline:
  - Advanced Input Systems(3)
  - Armtec
  - Auxitrol Weston
  - Avista (5)
  - CMC Electronics
  - Darchem
  - Gamesman(3)
  - Hytek
  - Korry
  - Leach International
  - Leach NA
  - LRE Medical(3)
  - Mason
  - NMC
  - Palomar
  - Racal(6)
  - Scioteq (7)
  - Souriau Sunbank(4)
  - TA Aerospace
  - Treality SVS (7)

2021 – 2024

- Cobham Aero Connectivity:
  - Chelton Ltd.
  - Canyon AeroConnect
- DART Aerospace
- Calspan Corporation
- GKN – FPT Industries
- SEI Industries
- CPI – Electron Device Business

TransDigm has acquired 92 businesses since 1993, including 77 since its IPO.

(1) Divested in Q2 and Q3 of FY2011
(2) Divested in Q2 FY2018
(3) Divested in Q4 FY 2019
(4) Divested in Q1 FY 2020
(5) Divested in Q1 FY2021
(6) Divested in Q2 FY2021
(7) Divested in Q3 FY2021

88

What We Don’t Look For 89  Synergy  Market Share  Fill Out Product Line  Excess Capacity  Access to Markets  Blah, Blah, Blah… • Name in Paper • Increase Salary • Get Promoted • Be Fun • Bigger Boss • Bragging Rights  Bigger is Better  Globalization  Diversify  Consolidating Industry  Spend $ to Make $  Blah, Blah, Blah… • Get Fee • Get Promoted

What We Do Look For 90 (1) (1) EBITDA as Defined is a non‐GAAP financial measure. See the appendix for a historical reconciliation of Income from Continuing Operations to EBITDA as Defined.

Investment Evaluation 91 SAMPLE Investment Year 1 Year 2 Year 3 Year 4 Year 5 ($76,000) EBITDA $18,405 $22,530 $26,426 $30,161 $34,243 Multiple 10.0 10.0 10.0 10.0 10.0 TEV $184,053 $225,304 $264,265 $301,608 $342,430 Less debt (91,631)$ (89,571)$ (86,086)$ (81,439)$ (75,399)$ Market Value $92,422 $135,732 $178,179 $220,170 $267,031 ($76,000) 0 0 0 $0 $267,031 IRR 28.6% Debt & Equity EBITDA 16,500$ Multiple 10.0 Purchase Price $165,000 Fees $1,750 Total Purchase Price $166,750 Leverage Multiple 5.5 Debt 5.5x Current Year EBITDA $90,750 Equity Required $76,000 Total $166,750 Purchase Price / Capital Structure Investments Must Generate ≈20% IRR for Our Shareholders

Common Issues Identified During Due Diligence 92  Misunderstood Aftermarket  Wasteful Spending  Misunderstood Value of Products  Unfocused New Business Process  Lack of Business Unit Structure  Investment / Capital Starved

Acquisition Integration Patrick Murphy ‐ EVP

Acquisition Integration Process Now That We Own It ‐ What Do We Do With It!? Why Does this Fit with TransDigm?  Focused on Aerospace  Proprietary Products, Process or Technologies  Significant Aftermarket Content Generally Good Businesses Misunderstood or Mismanaged Our Job:  Unlock Shareholder Value 94

Acquisition Integration Process – Keys to Success Assess the Unique Risks and Opportunities of each New Acquisition  Which aspects of value generation model are needed most Varying Degrees of Operational Improvement  Operations and Supply Chain  Contractual Opportunities & Constraints  New Business Pipeline Standard Work  Culture, Value Drivers, Customer Focus & Key Personnel  Control Working Capital and Financial Plan 95 Significant Commonality in Our Actions  All Acquisitions are Different

Acquisition Integration Process ‐ Timeline  Present TransDigm, Our Culture and Value Generation Strategy ………………………..….  0 ‐ 15  Control Working Capital and Establish Financial Plan ……………………………………………..  0 ‐ 90  Evaluate Key Staff Personnel Competency ……………………………………………………………..  0 ‐ 90  Review OE/AM Contracts and Effect Actions ……………………………………………………….…  15 ‐ 45  Implement Productivity Plan (Business Wide) and  Ongoing Production Improvement Processes …………………………………………………….  0 ‐ 90  Organize Company into Business Units ……………………………………………………………..…...  30 ‐ 180  Review New Business Projects – Weed & Focus ………………………………………………........  30 ‐ 60  Various HR, Legal & Accounting Reviews/Activities …………………………….....................   0 ‐ 120 96 Actions ‐ General Time After  Acquisition (Days) Integration Activities First 180 Days

CPI’s Electron Device Business 97  Acquisition Date: June 2024  Purchase Price: ≈ $1.385B  Splitting into Two Operating Units Post‐Acquisition   EBITDA Margin Profile  As of Acquisition Date: 25% ‐ 30% EBITDA Margin   Expect to create private equity‐like returns Products – Electronic Components & Systems used in the generation, amplification, transmission and reception of  microwave signals Defense 75% OEM 30% Aftermarket 70% Revenues Revenues Commercial 25% Electron Device Business

Calspan Corporation 98  Acquisition Date: May 2023  Purchase Price: ≈ $725M  EBITDA Margin Profile  As of Acquisition Date: ≈ 25% EBITDA Margin   Expect to create private equity‐like returns Services & Products – Wind Tunnel & Flight Testing and Jet Engine Test Cells Defense 35% Commercial  Aerospace 50% Automotive 15% Revenues

DART Aerospace 99  Acquisition Date: May 2022  Purchase Price: ≈ $360M  EBITDA Margin Profile  As of Acquisition Date: ≈ 25% EBITDA Margin   Expect to create private equity‐like returns Products – Unique Helicopter Mission Solutions for Aerial Firefighting, Cargo Expansion and Flotation   Defense 20% OEM 20% Aftermarket 80% Revenues Revenues Commercial 80%

Bolt‐on Acquisitions 100  Acquisition Date: March 2024  Purchase Price: ≈ $55M  EBITDA Margin Profile  As of Acquisition Date: ≈ 20% EBITDA Margin   Expect to create private equity‐like returns Products – Helicopter Fuel & Flotation Systems Defense 40% Commercial 60% Revenues Products for Aerial Firefighting and Other Liquid  Transportation Solutions    Acquisition Date: May 2024  Purchase Price: ≈ $170M  EBITDA Margin Profile  As of Acquisition Date: ≈ 40% EBITDA Margin   Expect to create private equity‐like returns OEM 15% Aftermarket 85% RevenuesFPT Industries

Cobham Aero Connectivity 101  Acquisition Date: January 2021  Purchase Price: ≈ $965M  Split into Two Operating Units Post‐Acquisition   Chelton Ltd (Marlow, UK)  Canyon AeroConnect (Prescott, AZ)  EBITDA Margin Profile  As of Acquisition Date: ≈ 25% EBITDA Margin   Expect to create private equity‐like returns Products – Highly Engineered Antennas & Radios  Defense 75% OEM 30% Aftermarket 70% Revenues Revenues Commercial 25% Aero Connectivity

Esterline Technologies 102  Acquisition Date: March 2019  Purchase Price: ≈ $4B  Retained 12 Operating Units   ≈ 25% of Esterline was Sold Post‐Acquisition  Sold 8 Operating Units for ≈ $1.3B  Primarily Non‐Aerospace Operating Units or  Aerospace Operating Units that did not fit TDG Criteria  EBITDA Margin Profile  As of Acquisition Date: ≈ 15% EBITDA Margin   Current: EBITDA Margins high 30%’s

M&A Wrap‐Up  Kevin Stein – President & CEO

Actual Performance – Example 2018 Price Productivity New Biz & Market (Volume) 2023 2018 Price Productivity New Biz & Market (Volume) 2023 EBITDA hit Year 5 model target in only 1 year of ownership Acquisition Model EBITDA Bridge Actual / FCST EBITDA Bridge 104

Recent M&A – Slightly Opening the Aperture 105 CORE BUSINESS Aerospace & Defense, Components and Aftermarket Source: (1) AeroDynamic Advisory, market for Tier 1 / Tier 2 aerospace components and AMKT; estimated $60B OE and $60B Component AMKT * *On May 28, 2024, TransDigm announced it had entered into a definitive agreement to acquire Raptor Scientific. As of June 26, 2024, the acquisition of Raptor Scientific is not closed.  Core Business Total Addressable  Market (1) $120B +

106 How Do We Get 15% ‐ 20% /yr Return? 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Acquisition Leverage Organic EBITDA  Growth  Acquisition Strategy  Capital Structure Market Growth   Value Drivers   Culture %/yr Consistent Strategy

Product Presentation Breakout

TRANSDIGM GROUP INC.

Presentations			Starting Location
Greg Campbell Jason Abbott Ryan Williamson	Calspan Chelton DART Aerospace	President, Calspan Retiring President, Chelton President, DART Aerospace	Group – A Ballroom (Main Floor)
Kevin McHenry Kevin Hanson Joe Llanes	Kirkhill Korry TA Aerospace	EVP / Former Kirkhill President President, Korry President, TA Aerospace	Group – B Ballroom (Main Floor)
Chris Blackburn Jason Marlin	Airborne Systems Champion Aerospace	President, Airborne Systems President, Champion Aerospace	Group – C Arcade (Downstairs)
Chris Swartz Mike Hargas Ron Kato	AeroControlex AeroFluid Products Hartwell Corporation	President, AeroControlex President, AeroFluid Products President, Hartwell Corporation	Group – D Arcade (Downstairs)

107

Appendix

APPENDIX:  Non‐GAAP Supplemental Information 109 EBITDA, EBITDA As Defined, EBITDA As Defined Margin, Adjusted Net Income and Adjusted Earnings Per Share are non‐GAAP financial measures presented in this presentation as supplemental disclosures to income from continuing operations and reported results. TransDigm Group defines EBITDA as earnings before interest, taxes, depreciation and amortization and defines EBITDA As Defined as EBITDA plus certain non‐operating items recorded as corporate expenses, including non‐cash compensation charges incurred in connection with TransDigm Group's stock incentive or deferred compensation plans, foreign currency gains and losses, acquisition‐integration costs, acquisition and divestiture transaction‐related expenses, and refinancing costs. Acquisition and divestiture‐related costs represent accounting adjustments to inventory associated with acquisitions of businesses and product lines that were charged to cost of sales when the inventory was sold; costs incurred to integrate acquired businesses and product lines into the Company’s operations, facility relocation costs and other acquisition‐related costs; transaction‐related costs for both acquisitions and divestitures comprising deal fees; legal, financial and tax diligence expenses and valuation costs that are required to be expensed as incurred and other acquisition accounting adjustments. TransDigm Group defines Adjusted Net Income as net income plus purchase accounting backlog amortization expense, effects from the sale on businesses, non‐cash compensation charges incurred in connection with TransDigm Group's stock incentive or deferred compensation plans, foreign currency gains and losses, acquisition‐integration costs, acquisition and divestiture transaction‐related expenses, and refinancing costs. EBITDA As Defined Margin represents EBITDA As Defined as a percentage of net sales. TransDigm Group defines Adjusted Earnings Per Share as Adjusted Net Income divided by the total outstanding shares for basic and diluted earnings per share. For more information regarding the computation of EBITDA, EBITDA As Defined, Adjusted Net Income and Adjusted Earnings Per Share, please see the appendix.

APPENDIX:  Non‐GAAP Supplemental Information (Continued) 110 TransDigm Group presents these non‐GAAP financial measures because it believes that they are useful indicators of its operating performance. TransDigm Group believes that EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties to measure operating performance among companies with different capital structures, effective tax rates and tax attributes, capitalized asset values and employee compensation structures, all of which can vary substantially from company to company. In addition, analysts, rating agencies and others use EBITDA to evaluate a company’s ability to incur and service debt. EBITDA As Defined is used to measure TransDigm Inc.’s compliance with the financial covenant contained in its credit facility. TransDigm Group’s management also uses EBITDA As Defined to review and assess its operating performance, to prepare its annual budget and financial projections and to review and evaluate its management team in connection with employee incentive programs. Moreover, TransDigm Group’s management uses EBITDA As Defined to evaluate acquisitions and as a liquidity measure. In addition, TransDigm Group’s management uses adjusted net income as a measure of comparable operating performance between time periods and among companies as it is reflective of changes in pricing decisions, cost controls and other factors that affect operating performance. None of EBITDA, EBITDA As Defined, EBITDA As Defined Margin, Adjusted Net Income or Adjusted Earnings Per Share is a measurement of financial performance under U.S. GAAP and such financial measures should not be considered as an alternative to net income, operating income, earnings per share, cash flows from operating activities or other measures of performance determined in accordance with U.S. GAAP. In addition, TransDigm Group’s calculation of these non‐GAAP financial measures may not be comparable to the calculation of similarly titled measures reported by other companies.

APPENDIX:  Non‐GAAP Supplemental Information (Continued) 111 Although we use EBITDA and EBITDA As Defined as measures to assess the performance of our business and for the other purposes set forth above, the use of these non‐GAAP financial measures as analytical tools has limitations, and you should not consider any of them in isolation, or as a substitute for analysis of our results of operations as reported in accordance with U.S. GAAP. Some of these limitations are:  neither EBITDA nor EBITDA As Defined reflects the significant interest expense, or the cash requirements, necessary to service interest payments on our indebtedness;  although depreciation and amortization are non‐cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and neither EBITDA nor EBITDA As Defined reflects any cash requirements for such replacements;  the omission of the substantial amortization expense associated with our intangible assets further limits the usefulness of EBITDA and EBITDA As Defined;  neither EBITDA nor EBITDA As Defined includes the payment of taxes, which is a necessary element of our operations; and  EBITDA As Defined excludes the cash expense we have incurred to integrate acquired businesses into our operations, which is a necessary element of certain of our acquisitions.

APPENDIX: Reconciliation of Income from Continuing Operations to EBITDA and EBITDA As Defined

TRANSDIGM GROUP INC.

($ in millions)	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
Revenue	$ 52	$ 57	$ 63	$ 78	$ 111	$ 131	$ 151	$ 201	$ 249	$ 293	$ 301	$ 374	$ 435	$ 593	$ 714	$ 762	$ 828
Income (Loss) from continuing operations	(5)	-	1	3	14	(17)	11	14	31	(76)	14	35	25	89	133	163	163
Depreciation and amortization expense	7	7	7	6	7	6	7	9	13	10	18	17	16	24	25	28	30
Interest expense, net	5	5	5	3	3	23	28	32	37	43	75	80	77	92	93	84	112
Income tax provision (benefit)	(2)	-	2	5	13	(2)	8	9	17	(45)	6	23	16	53	74	88	88
Warrant put value adjustment	1	1	2	5	7	-	-	-	-	-	-	-	-	-	-	-	-
Extraordinary item	-	-	-	2	-	-	-	-	-	-	-	-	-	-	-	-	-
EBITDA, excluding discontinued operations	6	13	17	24	44	10	54	64	98	(68)	113	155	134	258	325	$363	$393
Merger expense	-	-	-	-	-	40	-	-	-	176	-	-	-	-	-	-	-
Acquisition and divestiture-related costs	4	-	-	1	-	1	-	8	-	15	20	2	1	9	2	6	12
Non-cash comp and def comp expense	-	-	-	-	-	-	-	-	-	1	6	7	1	6	6	6	7
One-time special bonus	-	-	-	-	-	-	-	-	-	-	-	-	6	-	-	-	-
Public offering costs	-	-	-	-	-	-	-	-	-	-	-	-	3	2	-	-	-
Refinancing costs	-	-	-	-	-	-	-	-	-	-	-	-	49	-	-	-	-
EBITDA As Defined	$10	$13	$17	$25	$44	$51	$54	$72	$98	$124	$139	$164	$194	$275	$333	$375	$412
EBITDA As Defined Margin	19.2%	22.8%	27.0%	32.1%	39.6%	38.9%	35.8%	35.8%	39.4%	42.3%	46.2%	43.9%	44.6%	46.4%	46.6%	49.2%	49.8%

Please see the Special Notice Regarding Pro Forma and Non – GAAP Information.

112

APPENDIX: Reconciliation of Income from Continuing Operations to EBITDA and EBITDA As Defined

TRANSDIGM GROUP INC.

($ in millions)	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	LTM 3/30/24	2024E (1)
Revenue	**$ 1,206**	**$ 1,700**	**$ 1,924**	**$ 2,373**	**$ 2,707**	**$ 3,171**	**$ 3,504**	**$ 3,811**	**$ 5,223**	**$ 5,103**	**$ 4,798**	**$ 5,429**	**$ 6,585**	**$ 7,304**	**$ 7,740**
Income (Loss) from continuing operations	152	325	303	307	447	586	629	962	841	653	681	866	1,299	1,552	1,647
Depreciation and amortization expense	61	68	73	96	94	122	141	129	226	283	253	253	268	282	294
Interest expense, net	185	212	271	348	419	484	602	663	859	1,029	1,059	1,076	1,164	1,209	1,320
Income tax provision (benefit)	77	163	146	142	189	182	209	24	222	87	34	261	417	475	491
EBITDA, excluding discontinued operations	$475	$768	$793	$893	$1,149	$1,374	$1,581	$1,778	$2,148	$2,052	$2,027	$2,456	$3,148	$3,518	$3,752
Acquisition and divestiture-related costs	30	19	26	21	37	57	31	29	169	31	35	18	18	28	41
Non-cash comp and deferred comp expense	13	22	49	26	32	48	46	59	93	93	130	184	157	191	215
Refinancing costs	72	-	30	132	18	16	40	6	3	28	37	1	56	75	29
COVID-19 pandemic restructuring costs	-	-	-	-	-	-	-	-	-	54	40	-	-	-	-
Gain on sale of businesses	-	-	-	-	-	-	-	-	-	-	(69)	(7)	-	-	-
Other	-	-	2	1	(2)	-	13	5	6	20	(11)	(6)	16	-	8
EBITDA As Defined	**$590**	**$809**	**$900**	**$1,073**	**$1,234**	**$1,495**	**$1,711**	**$1,877**	**$2,419**	**$2,278**	**$2,189**	**$2,646**	**$3,395**	**$3,812**	**$4,045**
EBITDA As Defined Margin	**48.9%**	**47.6%**	**46.8%**	**45.2%**	**45.6%**	**47.1%**	**48.8%**	**49.3%**	**46.3%**	**44.6%**	**45.6%**	**48.7%**	**51.6%**	**52.2%**	**52.3%**

(1) EBITDA As Defined information under 2024E reflects the mid-point of the guidance range for the fiscal year ending 9/30/24 that was issued on 5/7/24. TransDigm only updates guidance quarterly and this presentation does not confirm or update guidance for Analyst Day.

Please see the Special Notice Regarding Pro Forma and Non – GAAP Information.

113

APPENDIX: Reconciliation of Adjusted Net Income to Net Income and Free Cash Flow Summary

TRANSDIGM GROUP INC.

($ and shares in millions)	2019	2020	2021	2022	2023	2024E
Net income from continuing operations	$ 841	$ 653	$ 681	$ 866	$ 1,299	$ 1,647
Gross adjustments from EBITDA to EBITDA as Defined	271	226	162	190	247	293
Purchase accounting backlog amortization	38	53	11	7	4	4
Tax adjustment	(122)	(103)	(146)	(65)	(73)	(69)
Adjusted net income	**$ 1,028**	**$ 829**	**$ 708**	**$ 998**	**$ 1,477**	**$ 1,875**
Weighted-avg shs o/s under the two-class method	56.3	57.3	58.4	58.2	57.2	57.85
Adjusted earnings per share	**$ 18.27**	**$ 14.47**	**$ 12.13**	**$ 17.14**	**$ 25.84**	**$ 32.42**

	Fiscal year ended September 30,							LTM
($ in millions)	**2017**	**2018**	**2019**	**2020**	**2021**	**2022**	**2023**	**3/30/24**
EBITDA as Defined	**$1,711**	**$1,877**	**$2,419**	**$2,278**	**$2,189**	**$2,646**	**$3,395**	**$3,812**
Capex	(71)	(73)	(102)	(105)	(105)	(119)	(139)	(157)
Cash interest expense	(588)	(635)	(878)	(923)	(1,008)	(1,057)	(1,160)	(1,160)
Cash taxes	(185)	(129)	(215)	(223)	(83)	(220)	(260)	(456)
Free cash flow	**$867**	**$1,040**	**$1,224**	**$1,027**	**$993**	**$1,250**	**$1,836**	**$2,039**
% of EBITDA as Defined	*50.7%*	*55.4%*	*50.6%*	*45.1%*	*45.4%*	*47.2%*	*54.1%*	*53.5%*

114